Exhibit 10.32

FORMULA FOR DETERMINING 2020 TARGET PERFORMANCE SHARE UNIT ("PSU")
AND RESTRICTED STOCK UNIT ("RSU") AWARDS TO BE ISSUED TO NAMED EXECUTIVE OFFICERS

The target number of PSUs and RSUs to be issued to each Named Executive Officer listed below for 2020 will be determined in accordance with the following formula:

2020 Target Number PSU Awards tied to Relative TSR	=	Base Salary as of 1/1/2020	X	Long-Term Incentive Target listed below	X	60%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to the grant date

2020 Target Number PSU Awards tied to Renewable Generation & Energy Storage	=	Base Salary as of 1/1/2020	X	Long-Term Incentive Target listed below	X	10%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to the grant date

2020 Target Number RSU Awards	=	Base Salary as of 1/1/2020	X	Long-Term Incentive Target listed below	X	30%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to the grant date

NAMED EXECUTIVE OFFICER	LONG-TERM INCENTIVE TARGET AS PERCENT OF BASE SALARY
Baxter	400%
Moehn	300%
Lyons	300%
Mark	170%
Diya	160%
Nwamu	150%
Amirthalingam	100%